UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

Symmetry Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33342	20-4790836
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

28 West 44th Street, 16th Floor
New York, NY 10036
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 646-429-1505

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

   ¨       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ¨        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ¨  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

   ¨  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e -4(c))

Item 8.01.

Other Events.

On September 27, 2007, Symmetry Holdings Inc. filed a press release announcing that it is scheduled to participate at the CIBC World Markets 2nd Annual Industrials Conference
in New York City on Tuesday, October 2, 2007 at 9:00 a.m. ET and on Wednesday,
October 3, 2007 at 12:00 p.m. (noon) ET. A copy of the press release is attached as an
Exhibit to this report.

Item 9.01.   Financial Statements and Exhibits

(d)        Exhibit:

Exhibit	Description

99.1	Press Release dated September 27, 2007

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               SYMMETRY HOLDINGS INC.

Date: September 27, 2007                                                    By:  /s/ Corrado De Gasperis
                                                                                                     Corrado De Gasperis
                                                                                                     Chief Executive Officer

EXHIBIT INDEX
Exhibit	Description

99.1	Press Release dated September 27, 2007

Exhibit 99.1

SYMMETRY HOLDINGS INC. TO PRESENT AT CIBC WORLD MARKETS
2ND ANNUAL INDUSTRIALS CONFERENCE ON OCTOBER 2ND and 3RD

New York, NY (September 27, 2007) — Symmetry Holdings Inc. (“Symmetry”)
(AMEX: SHJ, SHJ-U, SHJ-WS) today announced that it is scheduled to present at the
CIBC World Markets 2nd Annual Industrials Conference in New York City on Tuesday,
October 2, 2007 at 9:00 a.m. ET. Symmetry’s Chief Executive Officer, Corrado De
Gasperis, will also participate in the Steel Panel to be held on October 3, 2007 at 12:00
p.m. (noon) ET. Interested parties may access the live-audio webcast of the Steel Panel by visiting http://www.veracast.com/webcasts/cibcwm/industrials07/94206106.cfm (due to its length, this URL may need to be copied/pasted into an Internet browser's address field). Please connect at least 15 minutes prior to the presentation to ensure adequate time for any software download that may be required to join the webcast. An audio archive of the presentation will be available at the web address listed above for 90 days, and the presentation will be archived on Symmetry’s website at
www.symmetryholdings.com.

About Symmetry Holdings Inc.

Symmetry is a company formed for the specific purpose of acquiring businesses that are in the basic industries sector. On June 21, 2007, Symmetry entered into an Arrangement
Agreement with Novamerican Steel Inc. (“Novamerican”) (NASDAQ: TONS), pursuant to which it plans to acquire all of the outstanding common shares of Novamerican by way of a court-approved statutory plan of arrangement under the Canada Business Corporation
Act. For additional information on Symmetry Holdings Inc., visit its website at
http://www.symmetryholdings.com.

Not a Proxy Statement

Symmetry has filed a preliminary proxy statement with the Securities and Exchange
Commission in connection with its proposed acquisition of Novamerican.
This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Symmetry and does not constitute an offer of any securities of
Symmetry for sale. Any solicitation of proxies will be made only by a definitive proxy statement of Symmetry that will be mailed to all stockholders. INVESTORS AND
SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY
STATEMENT WHEN COMPLETED, WHICH SYMMETRY INTENDS TO
MAIL TO ALL ITS STOCKHOLDERS OF RECORD ON OR AFTER THE
RECORD DATE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION
ABOUT SYMMETRY, NOVAMERICAN AND THE PROPOSED ACQUISITION
OF NOVAMERICAN. Once filed, investors and security holders will be able to obtain a free copy of the definitive proxy statement and other relevant materials, and investors and security holders may obtain free copies of other documents filed by Symmetry at the Securities and Exchange Commission’s website at http://www.sec.gov.

Forward-Looking Statements

This press release contains forward-looking statements, which reflect Symmetry’s current expectations regarding future events. The forward-looking statements involve risks and uncertainties. Actual events could differ materially from those projected herein and depend on a number of factors. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,”
“believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions.
The reader is cautioned not to rely on these forward-looking statements. Symmetry disclaims any obligation to update these forward-looking statements.

Contact:

Karen G. Narwold, General Counsel, 646-429-1540
(office); 917-207-7924 (cell)

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